Exhibit 99.1

Asset Entities Announces S-4 Declared Effective by SEC and
Shareholder Approval Vote for Merger with Strive to be Held on September 9, 2025

DALLAS, August 25, 2025 – Asset Entities Inc. (“Asset Entities” or the “Company”) (Nasdaq: ASST), a provider of digital marketing and content delivery services, today announced that the Company’s registration statement on Form S-4 (the “Registration Statement”), related to the previously announced proposed merger (the “Merger”) of a wholly-owned subsidiary of Asset Entities and Strive Enterprises, Inc. (“Strive”), has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 22, 2025.

The Company will hold a virtual special meeting of its stockholders on September 9, 2025, at 1:00 p.m. Central Time (the “Special Meeting”), in order for the stockholders to consider and vote on four proposals relating to the Merger. The Registration Statement contains a proxy statement/prospectus in connection with the Merger.

As noted in the Registration Statement, the Asset Entities Board, after consultation with its financial and legal advisors, unanimously determined that the Amended and Restated Merger Agreement, dated as of June 27, 2025 (the “Merger Agreement”), and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of Asset Entities and its stockholders, and that the issuance of shares of common stock in the Merger and the related PIPE Financing (as defined below) are fair to, and in the best interests of, Asset Entities and its stockholders.

Asset Entities stockholders of record as of July 21, 2025, can vote online from now until 11:59 p.m. CT on September 8, 2025, and at the virtual meeting. Asset Entities stockholders representing over 40% of the vote have already committed to vote in favor of the merger, and Asset Entities needs another approximately 10% to approve the transaction. Link to vote: https://www.iproxydirect.com/index.php/asst. Each eligible shareholder will be receiving a control number via mail or email that will be required to vote.

Upon the consummation of the Merger, the combined company will be named Strive, Inc., will continue to trade under the ticker symbol “ASST”, and will become a public Bitcoin Treasury Company.

A private placement financing is expected to close substantially concurrently with the closing of the transactions under the Merger Agreement (the “PIPE Financing”), in which the Company expects to receive aggregate gross proceeds of more than $750 million, with an additional $750 million in potential financing available upon the exercise of warrants, for a potential total of over $1.5 billion in gross proceeds. In parallel, the Company plans to close a first-of-its-kind Section 351 Exchange (the “Exchange”), which will immediately place the Company in the top 100 of corporate Bitcoin treasuries even before launching its aggressive Bitcoin accumulation strategy.

Before factoring in the PIPE Financing and Exchange, the stockholders of Strive (together with Strive equity award holders) are expected to own approximately 94.2% of the combined company, and the stockholders of Asset Entities are expected to own approximately 5.8%.

Matt Cole, the current CEO of Strive, will lead the combined company as CEO and Chairman of the Board. Asset Entities President and CEO Arshia Sarkhani will serve as CMO for the merged company and be part of the board of directors.

“We are thrilled to have the Registration Statement declared effective by the SEC,” said Sarkhani. “We look forward to announcing the results of our stockholder vote to finalize this transformative Merger with Strive and to hit the ground running on building one of the biggest Bitcoin Treasury Companies.”

The closing of the Merger is subject to the satisfaction of certain conditions, including the approval of the proposals by the stockholders at the Special Meeting and the approval by The Nasdaq Stock Market LLC of the Company’s listing application, subject to official notice of issuance.

For additional information on the proposed Merger, please see the definitive proxy statement/prospectus relating to the Special Meeting filed by Asset Entities at: https://www.sec.gov/Archives/edgar/data/1920406/000121390025079987/ea0247055-04.htm

About Asset Entities Inc.

Asset Entities Inc. is a technology company providing social media marketing, management, and content delivery across Discord, TikTok, Instagram, X (formerly Twitter), YouTube, and other social media platforms. Asset Entities is believed to be the first publicly traded Company based on the Discord platform, where it hosts some of Discord’s largest social community-based education and entertainment servers. The Company’s AE.360.DDM suite of services is believed to be the first of its kind for the Design, Development, and Management of Discord community servers. Asset Entities’ initial AE.360.DDM customers have included businesses and celebrities. The Company also has its Ternary payment platform that is a Stripe-verified partner and CRM for Discord communities. The Company’s Social Influencer Network (SiN) service offers white-label marketing, content creation, content management, TikTok promotions, and TikTok consulting to clients in all industries and markets. The Company’s SiN influencers can increase the social media reach of client Discord servers and drives traffic to their businesses. Learn more at assetentities.com, and follow the Company on X at $ASST.

About Strive

Co-founded in 2022 by Vivek Ramaswamy, Strive Enterprises, Inc. is a financial services firm with a mission to maximize value for clients through unapologetic capitalism.

Strive recently announced plans to become the first publicly traded asset management Bitcoin treasury company. The company is focused on outperforming Bitcoin over the long run by combining Bitcoin treasury company leveraged beta strategies with novel alpha-generating strategies.

Since launching its first ETF in August 2022, Strive Asset Management, LLC,  a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2 billion in assets.

Learn more at strive.com. You can also follow the company on X at @strivefunds.

Company Contacts:

Arshia Sarkhani, President and Chief Executive Officer
Michael Gaubert, Executive Chairman
Asset Entities Inc.
Tel +1 (214) 459-3117
Email Contact

Investor Contact:

Skyline Corporate Communications Group, LLC
Scott Powell, President
1177 Avenue of the Americas, 5th Floor
New York, NY 10036
Office: (646) 893-5835
Email: info@skylineccg.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Asset Entities, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Asset Entities or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;

●	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

●	the outcome of any legal proceedings that may be instituted against Strive or Asset Entities or the combined company;

●	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Strive or Asset Entities operate;

●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

●	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

●	the diversion of management’s attention from ongoing business operations and opportunities;

●	potential adverse reactions of Strive’s or Asset Entities’ customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

●	changes in Asset Entities’ share price before closing; and

●	other factors that may affect future results of Strive, Asset Entities or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Asset Entities’ or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s, Asset Entities’ or the combined company’s results.

Although each of Strive and Asset Entities believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Asset Entities will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Asset Entities’ most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by Asset Entities with the  SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Asset Entities or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and Strive and Asset Entities undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It

The Registration Statement has been declared effective by the SEC. The Registration Statement registers the common stock to be issued by Asset Entities in connection with the proposed transaction and that included a proxy statement of Asset Entities and a prospectus of Asset Entities (the “Proxy Statement/Prospectus”), and each of Strive and Asset Entities may file with the SEC other relevant documents concerning the proposed transaction. A definitive Proxy Statement/Prospectus will be sent to the stockholders of Asset Entities to seek their approval of the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF ASSET ENTITIES ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, ASSET ENTITIES AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about Strive and Asset Entities, may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Asset Entities by accessing Asset Entities’ website at https://www.assetentities.com/. Copies of the Registration Statement and the Proxy Statement/Prospectus can also be obtained, without charge, by directing a request to Asset Entities’ Investor Relations department at 100 Crescent Court, 7th floor, Dallas, TX 75201 or by calling (214) 459-3117 or emailing web@assetentities.com. The information on Strive’s or Asset Entities’ respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Strive, Asset Entities and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Asset Entities in connection with the proposed transaction. Information about the interests of the directors and executive officers of Strive and Asset Entities and other persons who may be deemed to be participants in the solicitation of stockholders of Asset Entities in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement/Prospectus related to the proposed transaction, which was filed with the SEC. Information about the directors and executive officers of Asset Entities, their ownership of Asset Entities common stock, and Asset Entities’ transactions with related persons is set forth in the section entitled “Board of Directors and Corporate Governance,” “Executive Officers of the Company,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation,” and “Certain Relationships and Related Transactions” included in Asset Entities’ definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on August 22, 2024.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

5